EXHIBIT 99.23

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQMC 04-1 Shingman Info

           FRM             2/28            3/27                   1 Month         6 Month
Period     Prepay         Prepay          Prepay                  Forward         Forward
------     ------         ------          ------          Period  -------         -------
0                                                           0     1.11000       1.21000
1          7.64000        7.64000       7.64000             1     1.12900       1.19000
2          9.78875        9.78875       9.78875             2     1.17800       1.22400
3         11.93750       11.93750      11.93750             3     1.15700       1.26400
4         14.08625       14.08625      14.08625             4     1.16600       1.32300
5         16.23500       16.23500      16.23500             5     1.22300       1.39700
6         18.38375       18.38375      18.38375             6     1.27000       1.48300
7         20.53250       20.53250      20.53250             7     1.33400       1.58400
8         22.68125       22.68125      22.68125             8     1.41500       1.69500
9         24.83000       24.83000      24.83000             9     1.50600       1.81500
10        26.97875       26.97875      26.97875            10     1.61100       1.94500
11        29.12750       29.12750      29.12750            11     1.73500       2.08000
12        31.27625       31.27625      31.27625            12     1.86900       2.21800
13        33.38227       33.38227      33.38227            13     1.99800       2.35800
14        33.13849       33.33954      33.33954            14     2.13300       2.49400
15        32.89471       33.29681      33.29681            15     2.28000       2.62400
16        32.65093       33.25408      33.25408            16     2.41400       2.74900
17        32.40714       33.21135      33.21135            17     2.55400       2.86600
18        32.16336       33.16863      33.16863            18     2.70000       2.96700
19        31.96231       33.16863      33.16863            19     2.80600       3.05400
20        31.76126       33.16863      33.16863            20     2.90500       3.14100
21        31.56020       33.87571      33.16863            21     3.02100       3.22900
22        31.35915       56.85263      33.16863            22     3.10600       3.31300
23        31.15810       76.18105      33.16863            23     3.15300       3.40000
24        30.95705       77.56353      33.16863            24     3.21600       3.49300
25        30.72751       75.86570      33.14014            25     3.32100       3.59000
26        30.49797       54.15985      33.11165            26     3.42400       3.68300
27        30.26843       51.62736      33.08317            27     3.52200       3.77100
28        30.03889       52.43354      33.05468            28     3.61700       3.85300
29        29.80935       55.74373      33.02619            29     3.70600       3.93000
30        29.57981       50.70723      32.99771            30     3.79100       3.99900
31        29.37876       47.11112      32.99771            31     3.87000       4.06300
32        29.17771       45.69921      32.99771            32     3.94200       4.12200
33        29.17771       47.36855      33.70480            33     4.00800       4.17900
34        29.17771       48.20322      56.68171            34     4.06600       4.23300
35        29.17771       49.87256      76.01013            35     4.11700       4.28600
36        29.17771       49.10709      77.39261            36     4.16700       4.33900
37        29.17771       47.58315      75.72327            37     4.22100       4.39200
38        29.17771       45.87713      54.04591            38     4.27500       4.44400
39        29.17771       39.30071      51.54190            39     4.32700       4.49600
40        29.17771       39.30071      52.37657            40     4.37900       4.54800
41        29.17771       39.30071      55.71525            41     4.42900       4.59900
42        29.17771       39.30071      50.70723            42     4.48000       4.65000
43        29.17771       39.30071      47.11112            43     4.53000       4.70200
44        29.17771       39.30071      45.69921            44     4.58000       4.75500

45        29.17771       39.30071      47.36855            45     4.63000       4.80800
46        29.17771       39.30071      48.20322            46     4.68000       4.86000
47        29.17771       39.30071      49.87256            47     4.73000       4.91000
48        29.17771       39.30071      49.10709            48     4.78500       4.95600
49        29.19195       36.83195      47.59739            49     4.84100       4.99700
50        29.20619       36.84619      45.90562            50     4.89100       5.03100
51        29.22044       36.86044      39.34344            51     4.93500       5.05800
52        29.23468       36.87468      39.35768            52     4.97300       5.07800
53        29.24892       36.88892      39.37192            53     5.00300       5.08900
54        29.26317       36.90317      39.38617            54     5.02700       5.09200
55        29.26317       36.90317      39.38617            55     5.04200       5.09300
56        29.26317       36.90317      39.38617            56     5.05000       5.09900
57        29.26317       36.90317      39.38617            57     5.04900       5.11100
58        29.26317       36.90317      39.38617            58     5.03900       5.13100
59        29.26317       36.90317      39.38617            59     5.02100       5.16000
60        29.26317       36.90317      39.38617            60     5.03200       5.19800
61        29.27741       34.43441      36.91741            61     5.07800       5.24100
62        29.29165       34.44865      36.93165            62     5.12300       5.28300
63        29.30590       34.46290      36.94590            63     5.16600       5.32200
64        29.32014       34.47714      36.96014            64     5.20700       5.36000
65        29.33438       34.49138      36.97438            65     5.24700       5.39500
66        29.34863       34.50563      36.98863            66     5.28500       5.42800
67        29.36287       34.51987      37.00287            67     5.32000       5.46000
68        29.37711       34.53411      37.01711            68     5.35400       5.48900
69        29.39135       34.54835      37.03135            69     5.38600       5.51500
70        29.40560       34.56260      37.04560            70     5.41500       5.54000
71        29.41984       34.57684      37.05984            71     5.44300       5.56100
72        29.43408       34.59108      37.07408            72     5.46800       5.58000
73        29.44833       34.60533      34.60533            73     5.49000       5.59700
74        29.46257       34.61957      34.61957            74     5.51000       5.61100
75        29.47681       34.63381      34.63381            75     5.52800       5.62200
76        29.49106       34.64806      34.64806            76     5.54300       5.63000
77        29.50530       34.66230      34.66230            77     5.55500       5.63500
78        29.51954       34.67654      34.67654            78     5.56400       5.63700
79        29.53378       34.69078      34.69078            79     5.57100       5.63800
80        29.54803       34.70503      34.70503            80     5.57500       5.64100
81        29.56227       34.71927      34.71927            81     5.57500       5.64600
82        29.57651       34.73351      34.73351            82     5.57300       5.65400
83        29.59076       34.74776      34.74776            83     5.56700       5.66400
84        29.60500       34.76200      34.76200            84     5.57200       5.67900
85        29.60500       34.76200      34.76200            85     5.58800       5.69500
86        29.60500       34.76200      34.76200            86     5.60400       5.71100
87        29.60500       34.76200      34.76200            87     5.62000       5.72700
88        29.60500       34.76200      34.76200            88     5.63600       5.74300
89        29.60500       34.76200      34.76200            89     5.65200       5.75900
90        29.60500       34.76200      34.76200            90     5.66700       5.77500
91        29.60500       34.76200      34.76200            91     5.68300       5.79100
92        29.60500       34.76200      34.76200            92     5.69800       5.80700
93        29.60500       34.76200      34.76200            93     5.71400       5.82300
94        29.60500       34.76200      34.76200            94     5.72900       5.83900
95        29.60500       34.76200      34.76200            95     5.74400       5.85500
96        29.60500       34.76200      34.76200            96     5.76000       5.87100
97        29.60500       34.76200      34.76200            97     5.77500       5.88700
98        29.60500       34.76200      34.76200            98     5.79100       5.90400
99        29.60500       34.76200      34.76200            99     5.80700       5.92000
100       29.60500       34.76200      34.76200           100     5.82300       5.93700
101       29.60500       34.76200      34.76200           101     5.83900       5.95400
